SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                               FORM 8-K

                             CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


                             August 19,1999
                               Date of Report
                       (date of earliest event reported)


                           DAUPHIN TECHNOLOGY, INC.
              (Exact name of Registrant as specified in its charter)


           Illinois                       33-21537-D            87-0455038
   (State or other jurisdiction        Commission File No.    (IRS Employer
   of incorporation or organization)                          Identification
                                                                 Number)



      800 E. Northwest Hwy, Suite 950, Palatine, IL               60067
       (Address of principal executive offices)                 (Zip Code)





                                        (847) 358-4406
                       Registrant's telephone number, including area code




                       Former name or address, if changed since last report



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 23, 1999, the Registrant's principal auditor, Arthur Andersen LLP ("Arthur Andersen") ceased its client-auditor relationship with the Registrant. The Registrant is in the process of enganging new independent certified public accountants.

During the Registrant's two most recent fiscal years ended December 31, 1997 and 1998, respectively (the "Prior Fiscal Years"), and the interim period from January 1, 1999 to July 23, 1999 (the "Interim Period"), Arthur Andersen did not issue any adverse opinions or disclaimers of opinion or qualify or modify an opinion as to uncertainty, audit scope, or accounting principles, except that the reports of Arthur Andersen included a reference to a substantial doubt about the Registrant's ability to continue as a going concern.


During the Prior Fiscal Years and the Interim Period, the Registrant has had no disagreement with Arthur Andersen as to any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of such disagreement in connection with its reports for the Prior Fiscal Years.

There were no "Reportable Events", as such term is defined in Item 302 of Regulation S-K, during either (i) the Prior Fiscal Years or (ii) the Interim Period.

The Registrant has requested that Arthur Andersen review the foregoing disclosure and provide a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements and, if not, stating in what respects they do not agree. Arthur Andersen's letter is included as an exhibit to this Report on Form 8-K.






ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following Exhibits are filed as part of this report:

             SEC
Exhibit      Reference
Number       Number       Title of Document                     Location
-------      ----------   -----------------                     --------
16           16.01        Letter from Arthur Andersen           This Filing
                          to the United States Securities
                          And Exchange Commission, dated
                          September 3,1999, relating to the
                          changein certifying accountants.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dauphin Technology, Inc.

/ANDREW J KANDALEPAS/

By:  Andrew Kandalepas
        Chairman /CEO





<PAGE 3>

Exchibit No. 16



September 3, 1999


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated August 19, 1999 of Dauphin Technology, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein with the exception of the second sentence of the first paragraph which relates to the retention of a new accounting firm. We have no information relating to the retention of a new accounting firm.

Very truly yours,

/ARTHUR ANDERSEN, LLP/

Arthur Andersen LLP


cc: Andrew Kandalepas, Chairman/CEO